UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

Item 1. Report to Shareholders

Global Industrials Fund	June 30, 2017

The views and opinions in this report were current as of June 30, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Stocks in U.S. and international developed markets generated strong gains in the six months ended June 30, 2017, supported by data suggesting that modest but synchronized global economic growth was accelerating and expectations that pro-growth policies could sustain and potentially further boost growth rates. Falling commodity prices in 2015 and into 2016 led to reduced capital expenditures (capex) in many industries, which contributed to a deceleration of global industrial production in 2015 and most of 2016. As commodity prices stabilized and capex headwinds abated, global industrial production turned positive late in 2016 and continued to grow in the low single digits in the first half of 2017. This improved backdrop led to increased sales and higher earnings growth across most stocks in the industrials space. While earnings growth rates have improved, valuations remain high amid optimism that pro-growth policies from Donald Trump’s administration could result in more robust economic growth in 2018 and 2019.

As shown in the Performance Comparison table, the Global Industrials Fund returned 14.00% for the six months ended June 30, 2017, and outpaced the MSCI All Country World Index Industrials Plus Automobiles and Auto Components. (Returns for the I Class varied due to its recent inception date, different fee structure, and other factors.) We are pleased that the fund outperformed the MSCI index, but it’s important to highlight that we have positioned the portfolio with less exposure to macroeconomic risk than the benchmark. This stance hurt relative performance in the second half of 2016 and has largely normalized through June 30, 2017. While the “mini-recession” caused by the commodity correction appears to be over, we believe we are closer to the end of the current economic cycle than the beginning. As a result, we are attempting to manage downside risk by avoiding many of the deep cyclical stocks that have too much optimism baked into their prices.

The fund’s holdings in the electronic equipment and instruments industry posted the largest absolute gains for the semiannual reporting period. Many of these companies make things that make their customers more productive, meaning they are less dependent on cyclical growth. Industrial conglomerates also recorded strong results, and our aerospace and defense names modestly outperformed the broader global industrials market. Both of these subsectors have below-average cyclicality due to the diversity of their end markets and the stability of national defense budgets. Trading companies and distributors, semiconductor and related equipment, and specialty retail were our only industry allocations that declined during the period. Security selection benefited results versus the MSCI benchmark, led by our positions in the electronic equipment and instruments industry and industrial conglomerates. Our industry weightings detracted from relative results largely because of our underweight exposure to some of the market’s more cyclical subsectors. We note that industry allocations do not drive our investment decisions, but they can provide some insight into areas of the market where we see risks and opportunities.

In our last letter, we acknowledged that we did not anticipate the surge in market sentiment stemming from the potential impact of Donald Trump’s pro-growth economic policies. Our less cyclical posture weighed on the fund’s relative performance in an environment where deeply cyclical stocks outperformed. We also noted that some segments of the market had priced in a “best case” growth scenario that did not adequately compensate investors for downside risks. In the first half of 2017, many investors shied away from some of the high valuations on deep cyclicals and refocused on some of the less cyclical areas of the market with more reasonable valuations. Going forward, some data suggest that economic growth may be moderating from previously lofty expectations, and year-over-year growth comparisons become much more difficult as we move through the third and fourth quarters of 2017. In such an environment, earnings estimates and valuations that are already extended could be vulnerable to a pullback if growth falls short.

MARKET ENVIRONMENT

U.S. stocks generated solid gains in the first six months of 2017, continuing the rally that started in the wake of Donald Trump’s presidential election victory in November 2016 amid hopes for lower taxes and higher infrastructure spending—although there has been little substantive progress on these initiatives. Strong first-quarter corporate earnings and moves by the Trump administration to reduce the regulatory burden in certain industries were supportive, and the market was relatively unfazed by lackluster first-quarter economic growth and a pair of interest rate hikes by the Federal Reserve. The large-cap S&P 500 Index advanced more than 9% for the six-month reporting period. According to various Russell indexes, large-cap U.S. stocks generally outpaced mid-caps and small-caps, while growth stocks outperformed value shares across all market capitalizations.

According to MSCI, international developed markets stocks outperformed U.S. shares. A weaker U.S. dollar versus major non-U.S. currencies boosted returns for U.S. investors. European stocks gained nearly 16% in dollar terms. The region’s economy grew by 0.6% in the first quarter, its best quarterly pace in nearly two years. The European Central Bank (ECB) removed its easing bias in June, but monetary policy remains broadly accommodative and centrist election victories in the Netherlands and France allayed fears about rising populism. UK shares trailed with a 10% gain in U.S. dollar terms as the government prepared to start formal Brexit negotiations with the European Union. Japanese shares gained roughly 10% in U.S. dollar terms as the economy expanded 0.3% in the first quarter. Improving global growth and a weaker yen versus last year helped exports while spending by consumers, businesses, and government increased. Emerging markets stocks rallied approximately 18% in U.S. dollar terms as signs of economic recovery worldwide instilled more confidence in the global growth outlook.

As measured by our MSCI benchmark, global industrials stocks advanced roughly 12% for the period. Stocks in the machinery and aerospace industries generated some of the largest absolute gains, followed by services and electrical equipment shares. Automobiles and trading companies and distributors recorded the weakest gains.

PORTFOLIO REVIEW AND POSITIONING

We remind our shareholders that we are long-term investors. We own our stocks because (1) they are attractively valued with improving outlooks or (2) they have favorable two- to three-year growth outlooks and trade at reasonable valuations. Component suppliers—companies that make products that are used to make other products—are an area of emphasis for the fund, particularly if the growth rate for their content is faster than growth in the underlying end market. Industrial technology—companies that supply robotics, software, and services that increase their customers’ productivity—is another area of focus because we believe that companies will invest more to increase productivity than to increase capacity. Lastly, we are heavily invested in business services as these companies tend to have more recurring revenue and less cyclicality than other segments of the market.

Holdings in the electronic equipment and instruments industry generated some of the fund’s largest absolute gains for the semiannual reporting period, while positive stock selection helped relative results. Keyence (Japan) was one of our top five contributors. The company makes machine-vision products, the sensors and software that enable robots and other automated systems to “see” and interpret data in order to improve quality, efficiency, and productivity across a number of industries. Coherent (U.S.) was another strong performer. The company makes lasers used in the production of cutting-edge organic light emitting diode (OLED) displays that are increasingly being used in a number of industrial and consumer applications, including smartphones, televisions, and automobiles. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our aerospace and defense names modestly outperformed the broader global industrials market, while stock selection had little net impact on relative results. Dassault (France) was a strong contributor. Investors were attracted by its potential to benefit from increased defense spending in Europe, which should boost demand for its popular Rafale fighter jets, as well as its 25% ownership stake in Thales (France), a leading provider of electronic warfare systems. U.S.-based defense contractors General Dynamics and Northrop Grumman gained on expectations for increased defense spending under the Trump administration. Business jet manufacturer Textron (U.S.), whose brands include Cessna Aircraft and Beechcraft, has been a good holding for the fund but weighed on results for the six-month period as it gave back some of the sharp gains made after Donald Trump’s election. We reduced our position in Northrop Grumman and eliminated Textron, and we established positions in Zodiac Aerospace (France), which makes aircraft interiors and safety components, and defense electronics providers Rockwell Collins (U.S.) and Harris (U.S.).

Our small exposure to specialty retailers weighed on absolute and relative performance. This was due entirely to our position in AutoZone (U.S.), which fell sharply amid concerns about rising competition from online retailers and price deflation. We are holding on to the stock, however, because the penetration potential of online competitors in the niche auto parts space remains somewhat uncertain, and we believe the company’s core business model remains intact. Our trading companies and distributors also declined. Shares of construction and maintenance supplies provider HD Supply Holdings (U.S.) retreated after first-quarter earnings disappointed the market. However, we added to HD Supply as its valuation improved. We also like the steps management is taking to improve the company’s balance sheet by selling non-core cyclical pieces to repay debt. The new company has a much lower downside and should be able to grow revenues and earnings at a healthy rate even if U.S. economic growth doesn’t improve from current levels. Brazilian construction equipment provider Mills Estructuras e Service de Engenh was another detractor. The ongoing turbulence in Brazil’s fractious political environment is delaying construction projects, which hurts the company’s equipment rental operations. However, we continue to own this stock because it is trading below book value, and, in our view, has a good enough balance sheet to survive the current cycle, and should appreciate materially when growth resumes.

Elsewhere in the portfolio, Tesla (U.S.) was our top overall contributor. Investors continue to be attracted by the company’s leading battery technology and increasing manufacturing scale, which should be able to drive down costs. The company’s current lineup of electric cars is still being met with strong demand, and the upcoming launch of its highly anticipated Model 3 sedan, which targets a potentially higher-volume price point, appears to be running ahead of schedule. We established positions in Midea and Hangzhou Robam Appliances, Chinese appliance providers that should benefit from growing wealth in the consumer segment and related demand for residential housing in China.

From a geographic perspective, North America accounted for roughly 43% of the portfolio’s holdings at the end of the reporting period, down from roughly 50% of the portfolio at the beginning of the period. The reduced exposure is based largely on valuations and investment opportunities: We sold a number of stocks where valuations exceeded our targets and found new names with compelling combinations of favorable valuations and growth potential. Many of these names happened to be outside North America, and our exposure to the region declined as a result. From a high level, North America is likely to remain a focus for the fund for several reasons. The region’s economic recovery, although moderate, is chugging along, and its corporate governance standards and practices are stronger than other regions. North American industrials companies not only are exposed to U.S. economic growth going forward, but many are also multinational companies that have exposure to areas outside the U.S. where growth may be on the upswing.

Europe accounted for approximately 25% of the portfolio versus 21% six months ago. We increased our exposure because we saw more opportunities in companies with attractive valuations and exposure to improving economic conditions in Europe and key export markets. The region’s economic recovery is modest but is showing signs of staying power, while monetary policy remains broadly accommodative. After languishing for several years, corporate earnings are starting to reflect the improved growth environment, and we believe there is room for valuations to grow as investors gain confidence. Ongoing risks include the impact of potentially contentious Brexit negotiations, as well as long-term structural challenges such as high debt, subdued inflation, and elevated unemployment.

Roughly 18% of the portfolio was allocated to Japan at the period’s end versus 17% six months ago. Our holdings are focused on companies whose products and costs are competitive in global markets, with many generating a majority of sales and profits outside Japan. Although the yen strengthened versus the U.S. dollar in recent months, it remains weak on a year-over-year basis and should help the competitiveness of the country’s important export sector.

OUTLOOK

We are reasonably optimistic about the current macro backdrop. Global economic growth gained some positive momentum toward the end of 2016, and the upward trend continued into 2017 as data showed improvements across most developed and emerging markets.

●

The U.S. economy should continue to grow at a modest pace. We believe decent economic growth combined with a slightly weaker U.S. dollar should support positive corporate earnings growth through the second half of the year.

●	Growth expectations are improving in Europe, albeit from very low comparisons in 2015 and 2016. Weak commodity prices and broadly accommodative monetary policy should offer support.
●	Japan’s economic recovery is supported by stronger exports and increased domestic spending, although we note again that growth is modest and aided by accommodative monetary policy.
●

Emerging markets growth should improve broadly as prices for many key commodities have stabilized, albeit at lower levels. We note that any renewed slide in energy prices poses a risk to these regions.

●

Global monetary policy remains broadly accommodative, and historically low interest rates should support valuation multiples. Although the Federal Reserve is hiking short-term interest rates, it has adopted a gradual approach with a watchful eye on the economy.

All of these suggest a positive environment that should support higher stock prices. However, there are a number of risks when we look out over the coming six to 12 months. Rising interest rates could derail the U.S. economy, but the risk is relatively low in light of the Fed’s cautious approach. An unexpected geopolitical crisis on the Korean Peninsula or in the Middle East also poses a risk. The nature of such events makes them hard to handicap, however, and we believe the odds of a disruptive shock are low. We are most concerned that decelerating economic growth could pressure equity valuations for industrials. We have positioned the portfolio to emphasize less cyclical segments such as business services or companies that have a high portion of sales from recurring revenue.

As we stated at the beginning of the letter, we believe that current valuations for many U.S. industrials stocks are pricing in best-case growth scenarios—scenarios based, in part, on the impact expected from the Trump administration’s growth initiatives. Roughly six months into Mr. Trump’s presidency, however, many of these initiatives remain poorly defined. Considerable uncertainty remains about the likelihood of congressional approval of any legislation, its final form, and the magnitude of its impact if implemented. We have deemphasized these stocks because we don’t see favorable risk/return profiles, and the odds seem low that Mr. Trump will be successful in passing substantive reforms. These matters bear watching. Success around these reform initiatives could cause U.S. growth to accelerate meaningfully.

As we have in past letters, we reiterate that our views on the current economic and market environments are not the primary drivers of our investment decisions. Rather, we build our portfolio one company at a time, pricing risk by looking at company-specific fundamentals to find firms with sustainable competitive advantages that are getting stronger relative to their peers. We put high value on traits that allow companies to outgrow their end markets over time, including strong content gains per unit, good capital allocation, and continuous operational improvement. We see opportunities in companies that enjoy good pricing power and those that can expect to extract beneficial synergies from recent mergers and acquisitions.

As always, we welcome this opportunity to communicate with our shareholders and reaffirm our commitment to uncovering compelling investment opportunities wherever we can find them.

Respectfully submitted,

Peter Bates
Portfolio manager and chairman of the fund’s Investment Advisory Committee

July 26, 2017

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

MSCI All Country World Index Industrials Plus Automobiles and Auto Components: An unmanaged index that tracks the performance of globally listed industrial stocks, including automobile and auto component manufacturers.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/17
Ball	4.0%
Danaher	2.8
Daikin Industries	2.8
Keyence	2.6
Hexagon	2.5
Sensata Technologies Holding	2.4
Siemens	2.3
General Dynamics	2.3
Waste Connections	2.3
Gentherm	2.2
James Hardie Industries	2.2
Komatsu	2.2
Kubota	2.2
Roper Technologies	2.1
GEA Group	2.0
Fortive	2.0
Middleby	1.8
Midea	1.8
Air Liquide	1.7
Thales	1.7
Shimano	1.7
Daifuku	1.6
Acuity Brands	1.6
Northrop Grumman	1.5
Andritz	1.5
Total	53.8%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

I Class

	5/3/17[1] Through 6/30/17
NET ASSET VALUE	
Beginning of period	$ 12.11
Investment activities	
Net investment income[2]	0.02[3]
Net realized and unrealized gain / loss	0.34
Total from investment activities	0.36
Distributions	
Net investment income	–
Net realized gain	–
Total distributions	–
NET ASSET VALUE	
End of period	**$ 12.47**

Ratios/Supplemental Data

Total return[4]	**2.97%[3]**
Ratio of total expenses to average net assets	0.74%[3)(5]
Ratio of net investment income to average net assets	1.18%[3)(5]
Portfolio turnover rate	60.0%
Net assets, end of period (in thousands)	$ 257

(1) Inception date.
(2) Per share amounts calculated using average shares outstanding method.
(3) See note 6. Excludes expenses waived 1.45 (0.23% of average net assets) related to the contractual operating expense limitation in effect through 4/30/19.
(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
(5) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
COMMON STOCKS 96.4%		
INDUSTRIALS & BUSINESS SERVICES 94.0%		
Aerospace & Defense 13.2%		
BAE Systems (GBP)	26,385	218
Dassault Aviation (EUR)	217	303
General Dynamics	2,600	515
Harris	2,000	218
LIG Nex1 (KRW)	972	63
Northrop Grumman	1,310	336
Rockwell Collins	2,100	221
Rolls-Royce (GBP)	15,652	182
Safran (EUR)	1,283	118
Thales (EUR)	3,403	366
Triumph Group	3,920	124
Zodiac Aerospace (EUR)	8,594	233
		2,897
Airlines 0.6%		
American Airlines	2,800	141
		141
Auto Components 6.0%		
AutoZone (1)	420	240
Gentherm (1)	12,470	484
Horizon Global (1)(2)	9,600	138
Leoni (EUR)	1,882	97
Magna International	1,200	56
Weifu High-Technology, B Shares (HKD)	129,071	305
		1,320
Automobiles 1.1%		
Rev	1,140	31
Tesla (1)(2)	605	219
		250

Building Products 6.3%		
Assa Abloy, B Shares (SEK)	9,614	212
Daikin Industries (JPY)	5,900	605
Duratex (BRL)	31,100	76
James Hardie Industries, GDR (AUD)	30,585	482
		1,375
Business Services 9.3%		
Air Liquide (EUR)	1,455	180
Air Liquide, Bonus Shares (EUR)	1,655	205
ALS Queensland (AUD)	26,809	153
Equifax	610	84
Experian (GBP)	9,713	199
IHS Markit (1)	2,368	104
Recruit Holdings (JPY)	17,700	305
Stericycle (1)	4,050	309
Waste Connections	7,980	514
		2,053
Construction & Engineering 0.9%		
Spie (EUR)	6,627	199
		199
Construction & Farm Equipment 7.1%		
Isuzu Motors (JPY)	21,900	272
Komatsu (JPY)	18,700	480
Kubota (JPY)	28,300	479
Marcopolo (BRL)	158,400	103
PACCAR	3,500	231
		1,565
Electrical Equipment 7.6%		
Acuity Brands	1,710	348
Hubbell	2,800	317
Roper Technologies	2,040	472

Sensata Technologies Holding (1)(2)	12,480	533
		1,670
Household Durables 4.6%		
Direcional Engenharia (BRL)	34,900	54
Hangzhou Robam Appliances, A Shares (CNH)	17,000	109
Midea, A Shares (CNH)	61,800	393
Shimano (JPY)	2,300	365
Suofeiya Home Collection, A Shares (CNH)	13,400	81
		1,002
Industrial Conglomerates 15.1%		
Amcor (AUD)	13,865	173
Ball	21,000	886
Danaher	7,200	608
Fortive	6,800	431
Halma (GBP)	15,323	220
Hanwha Techwin (KRW) (1)	2,366	92
Johnson Controls International	4,077	177
Rexnord (1)	4,790	111
Siemens (EUR)	3,755	516
Smiths Group (GBP)	5,123	106
		3,320
Industrial Machinery 13.8%		
Andritz (EUR)	5,485	331
Aumann (EUR) (1)	1,852	127
Coherent (1)	780	176
Daifuku (JPY)	11,900	357
GEA Group (EUR)	10,959	450
Hoshizaki (JPY)	3,200	290
Kion (EUR)	3,107	238
Middleby (1)	3,300	401
Miura (JPY)	8,800	172
Rotork (GBP)	78,337	240

Wabtec	2,784	255
		3,037
Information Technology 5.3%		
Hexagon, B Shares (SEK)	11,697	556
Keyence (JPY)	1,300	572
Renesas Electronics (JPY) (1)	5,600	49
		1,177
Road & Rail 1.4%		
Kansas City Southern	2,300	241
Localiza Rent A Car (BRL)	5,145	70
		311
Trading Companies & Distribution 1.3%		
Brenntag (EUR)	3,027	176
Mills Estruturas e Servics de Engenharia (BRL) (1)	51,300	56
SiteOne Landscape Supply (1)(2)	1,100	57
		289
Transportation Infrastructure 0.4%		
EcoRodovias Infraestrutura e Logistica (BRL)	27,200	85
		85
Total Industrials & Business Services		20,691
Total Miscellaneous Common Stocks 2.4% (3)		531
Total Common Stocks (Cost $17,826)		21,222
SHORT-TERM INVESTMENTS 3.8%		
Money Market Funds 3.8%		
T. Rowe Price Government Reserve Fund, 0.99% (4)(5)	840,582	841
Total Short-Term Investments (Cost $841)		841

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

	6 Months Ended 6/30/17
Investment Income (Loss)	
Income	
Dividend (net of foreign taxes of $10)	$ 146
Securities lending	1
Total income	147
Expenses	
Investment management	72
Shareholder servicing	
Investor Class	27
Prospectus and shareholder reports	
Investor Class	7
Custody and accounting	80
Registration	21
Legal and audit	15
Miscellaneous	16
Waived / paid by Price Associates	(124)
Total expenses	114
Net investment income	33
Realized and Unrealized Gain / Loss	
Net realized gain (loss)	
Securities	968
Foreign currency transactions	(2)
Net realized gain	966
Change in net unrealized gain / loss	
Securities	1,731
Other assets and liabilities denominated in foreign currencies	1
Change in net unrealized gain / loss	1,732
Net realized and unrealized gain / loss	2,698
INCREASE IN NET ASSETS FROM OPERATIONS	$ 2,731

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Global Industrials Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks to provide long-term growth of capital. The fund has two classes of shares: the Global Industrials Fund (Investor Class) and the Global Industrials Fund–I Class (I Class). I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Income distributions are declared and paid by each class annually. Distributions to shareholders are recorded on the ex-dividend date. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements related to periods ending on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2017:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2017.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2017, the value of loaned securities was $622,000; the value of cash collateral and related investments was $631,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $11,339,000 and $10,662,000, respectively, for the six months ended June 30, 2017.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of December 31, 2016, the fund had $182,000 of available capital loss carryforwards.

At June 30, 2017, the cost of investments for federal income tax purposes was $19,407,000. Net unrealized gain aggregated $3,287,000 at period-end, of which $3,583,000 related to appreciated investments and $296,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax, and capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At June 30, 2017, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.40% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2017, the effective annual group fee rate was 0.29%.

The Investor Class is subject to a contractual expense limitation through April 30, 2018. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.05%. The class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2019, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to these agreements, $124,000 of expenses were waived/paid by Price Associates during the six months ended June 30, 2017 and remain subject to repayment by the fund. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $663,000 remain subject to repayment by the fund at June 30, 2017.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the six months ended June 30, 2017, expenses incurred pursuant to these service agreements were $41,000 for Price Associates and $10,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Government Reserve Fund, the T. Rowe Price Treasury Reserve Fund, or the T. Rowe Price Short-Term Fund (collectively, the Price Reserve Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Funds pay no investment management fees.

As of June 30, 2017, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 700,000 shares of the Investor Class, representing 40% of the Investor Class’s net assets and 21,000 shares of the I Class, representing 100% of the I Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2017, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In that regard, at an in-person meeting held on March 6–7, 2017 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the one- and two-year periods as of September 30, 2016, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. While the Board did not review information regarding profits realized from managing the fund in particular because the fund had either not achieved sufficient portfolio asset size or not recognized sufficient revenues to produce meaningful profit margin percentages, the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the T. Rowe Price funds.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to expense limitations agreed to by the Advisor with respect to the fund’s Investor Class and I Class). At the Meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2017. With the new breakpoint, the group fee rate will decline to 0.265% when the combined average net assets of the applicable T. Rowe Price funds exceed $650 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Expense Group) and (ii) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes. For the Expense Universe, the fund was ranked within a quintile, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. However, there were not a sufficient number of funds in the Expense Group to meaningfully rank within quintiles. The information provided to the Board for the Expense Group indicated that the fund’s contractual management fee ranked third out of five funds in the Expense Group, the fund’s actual management fee rate ranked first out of five funds in the Expense Group, and the fund’s total expenses ranked second or third out of five funds in the Expense Group. The information provided to the Board for the Expense Universe indicated that the fund’s actual management fee rate ranked in the first quintile and the fund’s total expenses ranked in the second and fourth quintiles.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 21, 2017

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	August 21, 2017